UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 4, 2020

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2015 Equity Incentive Plan (as so amended, the “Incentive Plan”) to increase the number of shares available for issuance thereunder by 400,000 shares. A copy of the Incentive Plan is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 16,666,667 to 50,000,000 shares (the “Common Stock Amendment”). Following stockholder approval of the Common Stock Amendment, a Certificate of Amendment to the Company’s Articles of Incorporation was filed with the Secretary of State of Nevada on August 4, 2020, at which time the Common Stock Amendment became effective.

This description of the Common Stock Amendment is qualified in its entirety by reference to the complete text of the Certificates of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Set forth below is a summary of the matters voted on at the Annual Meeting.

Election of Directors

The Company’s stockholders elected Richard Toselli and Robert Rosenthal as Class III directors, each to serve for a three-year term expiring at the 2023 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	For	Withheld	Broker Non-Votes
Richard Toselli	1,091,135	93,826	2,061,828
Robert Rosenthal	1,078,153	106,808	2,061,828

Approval of Common Stock Amendment

The Company’s stockholders approved the Common Stock Amendment. The results of the stockholders’ vote with respect to such amendment were as follows:

For:	2,690,929
Against:	535,573
Abstain:	20,287

Approval of Preferred Stock Amendment

The Company’s stockholders did not approve the proposal amend the Company’s Articles of Incorporation to authorize 1,000,000 shares of “blank-check” preferred stock (the “Preferred Stock Amendment”). The results of the stockholders’ vote with respect to the Preferred Stock Amendment such amendment were as follows:

For:	909,661
Against:	269,460
Abstain:	5,840
Broker Non-Votes	2,061,828

Approval of Amendment to 2015 Equity Incentive Plan

The Company’s stockholders approved an amendment to the Company’s 2015 Equity Incentive Plan to increase the shares available for issuance thereunder by 400,000 shares. The results of the stockholders’ vote with respect to such amendment were as follows:

For:	1,019,530
Against:	154,174
Abstain:	11,257
Broker Non-Votes:	2,061,828

Ratification of the Appointment of RSM US, LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

The Company’s stockholders ratified the appointment of RSM US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the stockholders’ vote with respect to such ratification were as follows:

For:	3,097,173
Against:	73,013
Abstain:	76,603

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation filed with the Nevada Secretary of State, dated August 4, 2020.
99.1	InVivo Therapeutics Holdings Corp. 2015 Equity Incentive Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: August 5, 2020	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer